EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY
                                  FOR TENDER OF

                       10.00% ORIGINAL CAPITAL SECURITIES
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
                                       OF
                            WEBSTER CAPITAL TRUST II

                          UNCONDITIONALLY GUARANTEED BY
                          WEBSTER FINANCIAL CORPORATION

          This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Trust's (as defined below) 10.00% Original Capital Securities (the "Original Capital Securities") are not immediately available,
(ii) Original Capital Securities, the Letter of Transmittal and all other required documents cannot be delivered to Bankers Trust Company (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Original Capital Securities" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Original Capital Securities pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Original Capital Securities (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                  The Exchange Agent For The Exchange Offer Is:

                            Wilmington Trust Company

           By Mail:                                By Hand:                                  By Overnight Mail:
Wilmington Trust Company                    Wilmington Trust Company                    Wilmington Trust Company
Corporate Trust Operations                  c/o Harris Trust Co. of New York,           Corporate Trust Operations
Rodney Square North                           as Agent                                  Rodney Square North
1100 North Market Street                    88 Pine Street, 19th Floor                  1100 North Market Street
Wilmington, DE  19890-0001                  Wall Street Plaza                           Wilmington, DE  19890-0001
Attention:  Kristin Long                    New York, New York  10005                   Attention:  Kristin Long
                                            Attention:  CTO

                                                     For Information Call:

                                                    Confirm: (302) 651-1562
                                                   Facsimile: (302) 651-1079

          Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above will not constitute a valid delivery.

          THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.



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




Ladies and Gentlemen:

          The undersigned hereby tenders to Webster Capital Trust II, a Delaware business trust (the "Trust") and to Webster Financial Corporation, a Delaware Corporation (the "Corporation"), upon the terms and subject to the conditions set forth in the Prospectus dated _________, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Original Capital Securities set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Original Capital Securities."

Aggregate Liquidation Amount:
                             ---------------------------------------------------


Name(s) of Registered Holder(s):
                                ------------------------------------------------


Amount Tendered: $                                                  *
                 ---------------------------------------------------


Certificate No(s)
(if available):
               -----------------------------------------------------------------


Total Liquidation Amount Represented by Original
   Capital Securities Certificate(s):  $
                                       -----------------------------------------

If Original Capital Securities will be tendered by book-entry transfer, provide the following information:

                  DTC Account Number:
                                     -------------------------------------------
                  Date:
                       ---------------------------------------------------------

--------------------------------
* Must be in denominations of a Liquidation Amount of $1,000 and any integral multiple thereof, and not less than $100,000 aggregate Liquidation Amount.

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





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All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

--------------------------------------------------------------------------------


                  PLEASE SIGN HERE:

X
 ---------------------------------------      ----------------------------------
X
 ---------------------------------------      ----------------------------------
          Signature(s) of Owner(s)                        Date
          or Authorized Signatory

Area Code and Telephone Number:

          This Notice of Guaranteed Delivery must be signed by the holder(s) of the Original Capital Securities as their name(s) appear(s) on certificates for Original Capital Securities or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Please print name(s) and address(es):

Name(s):
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

Capacity:
         -----------------------------------------------------------------------

Address(es):
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

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



                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

          The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Original Capital Securities tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Original Capital Securities to the Exchange Agent's account at The Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three business days after the date of execution of this Notice of Guaranteed Delivery.

          The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Original Capital Securities tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

----------------------------------       --------------------------------------
      Name of Firm                                  Authorized Signature

----------------------------------       --------------------------------------
      Address                                      Please Type or Print Name

----------------------------------       --------------------------------------
     Zip Code                                             Title

Area Code and Telephone No.                              Dated:
                             --------------------------         ----------------

NOTE: DO NOT SEND CERTIFICATES FOR ORIGINAL CAPITAL SECURITIES WITH THIS FORM. CERTIFICATES FOR ORIGINAL CAPITAL SECURITIES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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